Intangible Assets	12 Months Ended
Jan. 31, 2022
Notes to Financial Statements
Intangible Assets

Note 9 - Intangible Assets

	January 31,	January 31,
	2022	2021
Cost
Customer agreements and relationships	251,402	240,479
Existing technology	326,411	295,161
Trade names	9,038	8,844
Non-compete covenants	12,306	10,939
	599,157	555,423
Accumulated amortization
Customer agreements and relationships	135,380	119,361
Existing technology	218,953	183,539
Trade names	6,677	5,996
Non-compete covenants	8,538	6,535
	369,548	315,431
Net	229,609	239,992

Intangible assets related to our acquisitions are recorded at their fair value at the acquisition date. The change in intangible assets during the year ended January 31, 2022 is primarily due to the acquisitions of QuestaWeb, Portrix and GreenMile, partially offset by amortization. The balance of the change in intangible assets is due to foreign currency translation.

Intangible assets with a finite life are amortized into income over their useful lives. Amortization expense for existing intangible assets is expected to be $229.6 million over the following periods: $53.4 million for 2023, $41.2 million for 2024, $38.4 million for 2025, $34.1 million for 2026, $19.3 million for 2027 and $43.2 million thereafter. Expected future amortization expense is subject to fluctuations in foreign exchange rates and assumes no future adjustments to acquired intangible assets.